Filed under Rule 497(e) Registration No. 811-7725

SEASONS SERIES TRUST

Supplement to the Statutory Prospectus Dated July 29, 2013

Effective immediately, for the following portfolios:

Real Return Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, in regard to Wellington Management Company, LLP (“Wellington Management”) the information about the current portfolio manager Anthony H. Small is deleted in its entirety. Ms. Lindsay Politi will continue to manage the Portfolio.

In the Management section, under Information about the Subadvisers, under Wellington Management, the portfolio manager information for Mr. Small for the Portfolio is deleted in its entirety.

Please retain this supplement for future reference.

Dated: December 23, 2013

Version: Combined Master.

Filed under Rule 497(e)
Registration No. 811-7725

SEASONS SERIES TRUST

Supplement to the Statement of Additional Information dated July 29, 2013

Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to Wellington Management Company, LLP all references to Anthony H. Small in the chart is deleted in its entirety.

Please retain this supplement for future reference.

Date:      December 23, 2013